Supplement to the

Fidelity® Core Dividend ETF,

Fidelity® Dividend ETF for Rising Rates,

Fidelity® Low Volatility Factor ETF,

Fidelity® Momentum Factor ETF,

Fidelity® Quality Factor ETF and

Fidelity® Value Factor ETF

September 8, 2016

Prospectus

The following information supplements similar information found in each “Fund Summary” section under the “Portfolio Manager(s)” heading.

Peter Matthew (portfolio manager) has managed the fund since September 2016.

Robert Regan (portfolio manager) has managed the fund since December 2016.

The following information supplements the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Peter Matthew is portfolio manager of each fund, which he has managed since June 2016. He also manages other funds. Since joining Geode in 2007, Mr. Matthew has worked as a senior operations associate, portfolio manager assistant, assistant portfolio manager, and portfolio manager.

Robert Regan is portfolio manager of each fund, which he has managed since December 2016. He also manages other funds. Since joining Geode in 2016, Mr. Regan has worked as a portfolio manager. Prior to joining Geode, Mr. Regan was senior implementation portfolio manager at State Street Global Advisors from 2008 to 2016.

CPF-17-01	January 13, 2017
1.9881102.100